Income Taxes	6 Months Ended
Apr. 30, 2021
Text Block [Abstract]
Income Taxes
Note 10: Income Taxes
Canadian Taxing Authorities have reassessed or proposed to reassess us for additional income tax and interest in an amount of approximately $
1,210
million, to date, in respect of certain 2011-2016 Canadian corporate dividends. Those reassessments or proposed reassessments denied certain dividend deductions on the basis that the dividends were received as part of a “dividend rental arrangement”. The tax rules raised by the Canadian Taxing Authorities were prospectively addressed in the 2015 and 2018 Canadian Federal Budgets. In the future, we expect to be reassessed for significant income tax for similar activities. We remain of the view that our tax filing positions were appropriate and intend to challenge all reassessments. However, if such challenges are unsuccessful, the additional expense would negatively impact our net income.